EXHIBIT 10.31(a)

CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 406

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Amendment Number One
to
Delta Connection
Agreement

This Amendment Number One (this “Amendment”), dated and effective the 7th day of February, 2003, to the Delta Connection Agreement dated and effective June 7, 2002 (the “Agreement”), is among Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), Chautauqua Airlines, Inc. (“Chautauqua” or “Operator”), 2500 S. High School Road, Suite 160, Indianapolis, Indiana 46241 and Republic Airways Holdings, Inc. (“Republic”), 2500 S. High School Road, Suite 160, Indianapolis, Indiana 46241.

WHEREAS, Delta, Chautauqua and Republic are parties to the Agreement; and

WHEREAS, the parties desire to amend the Agreement to add an additional twelve (12) Embraer ERJ 145 aircraft to the Aircraft to be operated by Chautauqua pursuant to the terms of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta, Operator and Republic, intending to be legally bound, hereby agree as follows:

1.                                       DEFINED TERMS. All terms capitalized used, but not defined, herein shall have the meaning ascribed to such terms in the Agreement.

2.                                       ADDITION OF AIRCRAFT.

A.                                   Pursuant to Article 1(A) of the Agreement, the twelve (12) Embraer ERJ 145 aircraft set forth on APPENDIX 1 attached hereto (the “First Additional Aircraft”) shall be included as “Aircraft” under the terms of the Agreement. EXHIBIT A of the Agreement is hereby deleted in its entirety and replaced with the new EXHIBIT A attached hereto as APPENDIX 2.

B.                                     For purposes of the Agreement, the First Additional Aircraft shall no longer be deemed Committed Aircraft, Option Aircraft, Repositioned Aircraft or Excluded Aircraft.

C.                                     The First Additional Aircraft shall be delivered to Delta no later than the respective dates set forth on the new EXHIBIT A. Chautauqua and Republic, jointly and severally, represent and warrant to Delta that the First Additional Aircraft have been maintained in accordance with Operator’s FAAapproved maintenance program, and with the exception of the need to repaint and redecorate such aircraft in Delta Connection livery, scheduled C-checks and customary maintenance requirements, the First Additional Aircraft are fully operable, are able to begin operating under the terms of the Agreement as amended, and are not subject to any unusual or extraordinary repair or maintenance requirements.

D.                                    Each of the First Additional Aircraft shall be appointed in the Delta Connection Livery upon delivery, and Chautauqua shall be responsible for all costs and expenses associated with modifying the First Additional Aircraft to such Livery.

E.                                      Delta has reviewed and approved the terms of the respective leases for the First Additional Aircraft and acknowledges the prepaid rent balance as of December 31, 2002 in the amount set forth for each First Additional Aircraft on APPENDIX 1.

3.                                       COMPENSATION. Delta shall compensate Chautauqua for operating the First Additional Aircraft pursuant to the terms and conditions of the Agreement, with the following exceptions:

(i)                                     The parties acknowledge and agree that the Base Rate costs shall be based upon the model attached hereto as EXHIBIT B. EXHIBIT B of the Agreement is hereby deleted in its entirety and replaced with the new EXHIBIT B attached hereto as APPENDIX 3.

(ii)                                  the parties acknowledge and agree that the aircraft rent expense for each of the First Additional Aircraft shall be deemed to be an average of $ [ * ] per month. Mark-Up of the aircraft rent expense shall be capped at a monthly rate of $[ * ]. The parties further acknowledge and agree that Delta shall not be responsible for reimbursing Operator for anysuch aircraft rent expense until the actual in service date for each First Additional Aircraft.

(iii)                               the parties acknowledge and agree that some or all of the First Additional Aircraft will require “C-checks” on theirrespective airframe. In such event, it is understood and agreed that Delta shall only be responsible for reimbursing Chautauqua a pro-rata portion of the total cost of suchC-checks based on the number of flight hours such First Additional Aircraft are operated by Chautauqua for Delta as compared to the total flight hours of operation since thelast C-check of the respective aircraft. The parties estimate that for 2003, Delta’s pro-rata portion of the total C-check expense will be approximately $ [* ].

(iv)                              the parties acknowledge and agree that engine maintenance costs for each of the First Additional Aircraft shall beincurred pursuant to that certain engine maintenance agreement by and between Chautauqua and Rolls Royce attached hereto as APPENDIX 4. The parties estimate that the estimated engine

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maintenance rates will be as follows: Base engine rate - approximately $ [ * ] per engine flight hour; LRP rate-approximately $ [ * ] per engine flight hour; minor FOD coverage - approximately $ [ * ] per EFH; LLP rate - approximately $ [ * ] per EFH. The maintenance rates are at2002 economics and are subject to reasonable escalation and retroactive adjustment for the actual rates based on theactual operations of the aircraft.

4.                                       WARRANT. Pursuant to Article 19(D) of the Agreement, simultaneously with the execution of this Amendment, Republic shall issue to Delta a warrant to purchase 720,000 shares of Republic Common Stock in the form attached hereto as APPENDIX 5 (the “Additional Warrant”).

5.                                       MISCELLANEOUS.

A.                                   This Amendment, together with the Appendices attached hereto, and the Additional Warrant, constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expresslysuperseded hereby.

B.                                     The Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.                                     Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

Republic Airways Holdings, Inc.		Delta Air Lines, Inc.

By:	/s/ Bryan K. Bedford	By:	/s/ Fred Buttrell

Name:	Bryan K. Bedford	Name:	Fred Buttrell

Title:	President and CEO	Title:	President and CEO, Delta Connection, Inc.

Chautauqua Airlines, Inc.

By:	/s/ Bryan K. Bedford

Name:	Bryan K. Bedford

Title:	President and CEO

APPENDIX 1

FIRST ADDITIONAL AIRCRAFT

AIRCRAFT	SERIAL NUMBER	PRE-PAID RENT AS OF 12-31-02	DATE OF MANUFACTURE
N269SK	145293	[ * ]	07/12/00

N270SK	145304	[ * ]	08/16/00

N271SK	145305	[ * ]	08/28/00

N272SK	145306	[ * ]	09/04/00

N273SK	145331	[ * ]	10/17/00

N274SK	145344	[ * ]	11/16/00

N276SK	145348	[ * ]	11/28/00

N278SK	145370	[ * ]	01/09/00

N290SK	145474	[ * ]	07/20/01

N292SK	145488	[ * ]	08/16/01

N294SK	145497	[ * ]	08/28/01

N296SK	145514	[ * ]	10/25/01

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APPENDIX 2

NEW EXHIBIT A

EXHIBIT A
DELTA AIR LINES, INC.
FIRM AIRCRAFT DELIVERY SCHEDULE

Aircraft Number	Delivery Model	Date of:
		Delivery	In-Service
DL-1	145	Oct-02	1-Nov-02
DL-2	145	Oct-02	1-Nov-02
DL-3	135	Nov-02	1-Dec-02
DL-4	145	Nov-02	1-Dec-02
DL-5	145	Dec-02	1-Jan-03
DL-6	135	Dec-02	1-Jan-03
DL-7	145	Jan-03	1-Feb-03
DL-8	135	Jan-03	1-Feb-03
DL-9	135	Feb-03	1-Mar-03
DL-10	145	Feb-03	1-Mar-03
DL-11	135	Mar-03	1-Apr-03
DL-12	145	Mar-03	1-Apr-03
DL-13	135	Apr-03	1-May-03
DL-14	135	Apr-03	1-may-03
DL-15	135	May-03	1-Jun-03
DL-16	135	May-03	1-Jun-03
DL-17	135	Jun-03	1-Jul-03
DL-18	135	Jun-03	1-Jul-03
DL-19	135	Jul-03	1-Aug-03
DL-20	135	Jul-03	1-Aug-03
DL-21	135	Aug-03	1-Sep-03
DL-22	135	Sep-03	1-Oct-03
DL-23	145	1-Apr-03	9-Apr-03
DL-24	145	6-Apr-03	22-Apr-03
DL-25	145	6-Apr-03	23-Apr-03
DL-26	145	6-Apr-03	4-May-03
DL-27	145	1-May-03	22-May-03
DL-28	145	1-May-03	22-May-03
DL-29	145	15-May-03	9-Jun-03
DL-30	145	15-May-03	9-Jun-03

DL-31	145	1-Jun-03	14-Jun-03
DL-32	145	1-Jun-03	23-Jun-03
DL-33	145	15-Jun-03	23-Jun-03
DL-34	145	15-Jun-03	26-Jun-03

APPENDIX 3

NEW EXHIBIT B

(see attached)

Chautauqua Airlines

Delta Connection

ERJ 145 Cost Model Summary Schedules

[ * ]

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APPENDIX 4

[ * ]

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APPENDIX 5

ADDITIONAL WARRANT

[See Exhibit 10.28(a)]